2026 Investor Presentation www.OrthoPediatrics.com

22 0 2 6 / / Forward-Looking Statements All statements, other than statements of historical facts, contained in this quarterly report, including statements regarding our business, operations and financial performance and condition, as well as our plans, objectives and expectations for our business, operations and financial performance and condition, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward looking statements speak only as of the date of this report. Forward-looking statements involve known and unknown risks, uncertainties and other factors, such as the impact of widespread health emergencies, such as COVID 19 and respiratory syncytial virus, that may cause our results, activity levels, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements. Forward-looking statements may include, among other things, statements relating to: our ability to achieve or sustain profitability in the future; our ability to raise additional capital to fund our existing commercial operations, develop and commercialize new products and expand our operations; our ability to commercialize our products in development and to develop and commercialize additional products through our research and development efforts, and if we fail to do so we may be unable to compete effectively; our ability to generate sufficient revenue from the commercialization of our products to achieve and sustain profitability; our ability to comply with extensive government regulation and oversight both in the United States and abroad; our ability to maintain and expand our network of third-party independent sales agencies and distributors to market and distribute our products; and our ability to protect our intellectual property rights or if we are accused of infringing on the intellectual property rights of others; We cannot assure you that forward-looking statements will prove to be accurate, and you are encouraged not to place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations expressed or implied by the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in our quarterly report, in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 4, 2026, and in other reports filed with the SEC that discuss the risks and factors that may affect our business. Other than as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, events or circumstances occurring after the date of this quarterly report. Use of Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, such as free cash flow, adjusted diluted (loss) earnings per share and Adjusted EBITDA, which differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Free cash flow, which we reconcile to "Net cash used in operating activities" is cash flow from operations increased by "Capital expenditures". Adjusted loss per share in this press release represents diluted loss per share on a GAAP basis, plus the accreted interest attributable to acquisition installment payables, restructuring charges, tariffs, European Union Medical Device Regulation fees increase, acquisition related costs, and minimum purchase commitment costs. We believe that providing the non-GAAP diluted loss per share excluding these expenses, as well as the GAAP measures, assists our investors because such expenses are not reflective of our ongoing operating results. Adjusted EBITDA in this release represents net loss, plus interest expense, net plus other income, income tax charge (benefit), depreciation and amortization, stock-based compensation expense, restructuring charges, European Union Medical Device Regulation fees increase, acquisition related costs, and the cost of minimum purchase commitments. The fair value adjustment of contingent consideration is associated with our estimates of the value of earn-outs in connection with certain acquisitions. The Company believes the non-GAAP measures provided in this earnings release enable it to further and more consistently analyze the period-to-period financial performance of its core business operating performance. Management uses these metrics as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes these measures are useful to investors as supplemental information because they are frequently used by analysts, investors and other interested parties to evaluate companies in its industry. Free cash flow is a non-GAAP financial measure and has limitations because it does not represent the cash flow available for management's use as it does not reflect capital expenditures which will likely recur in the future. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating these non-GAAP measures, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of non-GAAP free cash flow, diluted loss per share or Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using these adjusted measures on a supplemental basis. The Company’s definition of these measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The schedules below contain reconciliations of Net cash used in operating activities to Free cash flow (Non-GAAP), GAAP diluted loss per share to non-GAAP diluted loss per share and net loss to non-GAAP Adjusted EBITDA. Disclaimer

32 0 2 6 / / pediatric patients treated since inception + 1,336,000 OrthoPediatrics was founded on the cause of impacting the lives of children with orthopedic conditions 1

01 Children’s unique clinical conditions Existing solutions are re-purposed from adult implants Limited development of new technologies No specialized sales force in Pediatric Orthopedics Limited industry support of clinical education 02 03 04 05 42 0 2 6 / / Historical Challenges of Pediatric Orthopedics Re-Purposed Adult Plate Screws through growth plate

01 **Product development focused** exclusively on pediatric patients

02 **Broadest pediatric specific portfolio** in the industry

03 Delivering first in market **novel surgical solutions**

04 Only global **commercial channel to market**

05 Leading provider of surgeon **clinical education**

OrthoPediatrics **Solution**

PediLoc Femur

Screws parallel to growth plate



- Enhance surgeon confidence
- Increase surgical efficiency
- Improve surgical accuracy

2026 // Investor Presentation

OrthoPediatrics 5

Only Focused Pediatric Orthopedic Company

Innovative Technology

+85 unique pediatric systems

Consistent **cadence** of innovative product launches

Expanding suite of **enabling** technologies

Internal **R&D**, acquisitions, and partnerships

Commercial Execution

Only global sales & distribution channel

Serve **100% of top children's hospitals** in the U.S.

~230 domestic field representatives

Sell in **over 75** countries around the world

Clinical Education

Commitment to clinical education

Leading **sponsor** of critical pediatric medical societies

>700 clinical product/education events per year

Founder of Foundation of Advancing Pediatric Orthopedics

Consistent YoY Growth

Since Inception[1]

2026 // Investor Presentation

OrthoPediatrics 6

[1] Excluding COVID-impacted 2020

72 0 2 6 / / Total Global Addressable Market – $6.2B Competitive Dynamics $610M Trauma & Deformity Correction Implants $340M Scoliosis Fusion Impants $80M Scoliosis Non- Fusion Implants $60 EOS Implants $775M Specialty Bracing $250M Sports Medicine Implants $165M Growing Implants $500 Enabling Technology Large incumbents repurpose adult implants Require specialized sales force Lack of focus on pediatric conditions 01 02 03 U.S. Addressable Market1 — $2.8B 2 0 2 6 / / 1 Management’s Estimate as of January 2025 updates to IMS data from 2016

82 0 2 6 / / Strategic Pillars 02 Provide a broad product portfolio uniquely designed to treat children, surround pediatric orthopedic surgeons covering their needs 04 Expand addressable market through aggressive investment in R&D and select M&A opportunities 05 Train next generation of pediatric orthopedic surgeons 03 Deploy instrument sets and provide unparalleled sales support 01 Laser focus on high-volume Children’s Hospitals that treat majority of pediatric patients

92 0 2 6 / / Comments ~1,520 Fellowship Trained Pediatric Surgeons Majority of Pediatric Centers are Teaching Hospitals Centers Treat Most Complex Pediatric Conditions ~80% of Pediatric Surgeons time is Non-Surgical 01 02 03 01 Focus on High-Vol Children’s Hospitals Current US Target Market – $1.6B 04 1 Management’s Estimate as of January 2025 updates to IMS data from 2016 $455M Trauma, Deformity Correction & Sports Medicine Implants $330M Scoliosis Fusion & Non-Fusion Implants $500M Specialty Bracing $300M Enabling Tech Current U.S. Target Market1 — $1.6B

102 0 2 6 / / Pre-IPO Transitioned from Early Entry to Clinically Significant Cannulated Screws Response 5.5/6.0mm Fusion System PediPlate Physeal Tethering Hip Systems LCB / LPF ACL System BandLoc 5.5/6.0mm Banding Clavicle Plating System PediFlexPediLoc Femur PediLoc Tibia PediFragLocking Proximal Femur LPF Plate Distal Femoral Osteotomy System DFOS PAOSpica Table 02 Broad Product Portfolio 2008 2009 PediNail System 2012 2013 2014 2015 2016 2017

112 0 2 6 / / Accelerating Sales Growth Post-IPO Through Strategic Investment and Innovation $37.3 $45.6 $57.6 $72.6 $71.1 $98.0 $122.3 $148.7 $204.7 $236.3 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Total Revenue ($M) 2016 2025 CAGR U.S. Independent Sales Consultants 90 232 11% Instrument Set Deployments $7M $17 10% Unique Pediatric Systems 17 87 20% Intl. Independent Sales Agencies 0 16 Fav Increase Hospital PenetrationAccelerate Revenue Growth Improve Profitability Leverage Balance Sheet +20% CAGR 03 Expand Instr. Sets & Sales Personnel 1 1 Impacted by COVID

04 **Expand Market with R&D**

Post-IPO moved from **Clinically Significant to Disruptive**



3P Hip
Levity Device For Gait
Rigid Brace
MDO Move Brace
DF2 Brace
3P Small/Mini
RESPONSE Rib & Pelvic Fixation System
F3 Hero Pediatric AFO
Orthex External Fixation Systems
PediFoot System
ApiFix Non-Fusion
7D Intraoperative Navigation Enabling Technology
MD Ortho Ponseti™ Specialty Clubfoot Bracing
Drive Rail External Fixation System
RESPONSE Power System
MP+ Bar
TruStretch Pediatric Equinus Brace
Playbook
2019
2020
2021
2022
2023
2024
2025
2026
Iota Motion Robot
QuickPack System
SCFE System
Neuromuscular Scoliosis System
PediFlex™ Advanced Interlock Clamp System
Pega FD Telescopic IM Nail System
Scoliosis Cannulated Screw System
PNP Tibia System
VerteGlide
Macu4
Bracing Compliance Sensor
Modular Abduction System
Traxio
Mini Rail System
GIRO System Developed by Pega
MOVE-D Brace

2026 // Investor Presentation

OrthoPediatrics® 12

132 0 2 6 / / Strategic Acquisitions & Partnerships Partnership Acquisition 202020192017 2022 04 Expand Market with M&A 2021 2023 2024

04 Expand Market with M&A

Acquired Innovative Technologies

Boston Orthotics & Prosthetics

- Pioneered the original patient-specific, custom **Boston Scoliosis Brace**
- Currently has **5 disease state focuses** with **17 different product offerings**
- **Custom manufacturing** and fabrication center based outside of Boston, MA
- Newly established **headquarters** for the OrthoPediatrics Specialty Bracing (OPSB) division
- Owns and operates **26 pediatric / adolescent focused O&P clinics** (w/CPOs) in 10 states, mainly New England area

Terms:
- Closed January 5, 2024
- $22M Cash

State-of-the-Art Products - - That Better Each Patient's Life


boston
ORTHOTICS & PROSTHETICS

2026 // Investor Presentation

OrthoPediatrics

14

152 0 2 6 / / Comments ~80% of Pediatric Surgeons Time is Non-Surgical Same Surgeons Who Use OP Surgical Products Relationship with OP Sales Channel Surrounds the Surgeon with all the Products They Need 01 02 03 $200M Lower Limb Extremity Specialty Bracing $125M Hip / Cranial / Other Speciality Bracing $175M Scoliosis Speciality Bracing 300 U.S. Pediatric Centers U.S. Specialty Bracing Market 1 — $0.5B Current Global Target Market – $1.1B 2 0 2 6 / / 04 1 Management’s Estimate as of January 2025 04 Expand Market with M&A

162 0 2 6 / / Motion Assist Devices Fracture Fixation Devices Specialty Casting Spine Halo Traction, Other Specialty Solutions 300 U.S. Pediatric Centers U.S. Potential Target Market 1 — $1.0B Potential Global Target Market – $2.2B 2 0 2 5 / / 1 Management’s Estimate as of January 2026 Levity Device for Gait Assist Dynamic Femur Fracture (DF2) Brace 04 Expand Market with M&A

172 0 2 6 / / PLAYBOOK Workflow & Care Optimization for the OR DIGITAL WORK INSTRUCTIONS define best practices for each user’s role throughout the entire surgical procedure DATA ANALYTICS Surgical Debrief provides real-time PERFORMANCE VISUALIZATION metrics INTERACTIVE LIVE SURGERY VIEW for remote support, education and training DYNAMIC PRE-OP PLANNING offers coordination and communication across CPD, Rep and Care Team REAL-TIME SURGEON PREF CARD UPDATES with notifications to drive accountability for changes QUALITY CHECKLISTS are initiated based on surgery phase and step completion Better care requires improved planning, communication & support to deliver reproducible outcomes 04 Expand Market with M&A Acquired Innovative Technologies

04 Expand Market with M&A

Acquired Innovative Technologies

Orthex

- Disruptive software complements ex-fix frame
- Expands addressable market
- Serve 85% of procedures, up from 65%
- Significantly simplifies surgical planning and alignment
- Enables participation in most complex surgeries



ApiFix

- Disruptive non-fusion technology
- Viable alternative to failed bracing & spinal fusion
- Posterior, minimally invasive approach
- Motion preserving capabilities
- Granted FDA HDE approval



- Acquired software-based and non-fusion technologies
- Significant sales synergies with legacy portfolio
- Expands critical KOL network
- Provides surgeons broadest product portfolio



2026 // Investor Presentation
OrthoPediatrics® 18

04 Expand Market with M&A

Enabling Technology Partnerships

FIREFLY® Pedicle Screw Navigation Guides





FireFly S2/Alar



Unique patient specific 3D printed bone models and drill guides, can be used with any Spinal Deformity Correction system.

- 99.7% screw placement accuracy
- Preoperative concierge surgical planning drives intraoperative efficiency
- Minimal intraoperative radiation
- Simplifies S2AI approach

7D Surgical
Intraoperative Navigation





Eliminates Radiation exposure to staff & patients

Cuts Registration from 30 min to < 30 sec

Improves Accuracy to improve surgical outcomes

Reduces Costs & improve hospital economic value

2026 // Investor Presentation

OrthoPediatrics® 19

05 Train Next-Gen Surgeons

Physician Education and Awareness

"As a surgeon educator, I have always appreciated and valued OrthoPediatrics' commitment to education.

Ryan Goodwin, MD, MBA, FAOA
The Cleveland Clinic"



01 OP Hands-on sales training and support

- Annually invests 3% of sales on clinical education
- Conducts >700 product/training sessions per year

02 Market development

- Fosters early relationships with young surgeons and fellows to drive sustainable growth

03 Continuous education

- Major Sponsor of the prominent pediatric orthopedic societies

POSNA Pediatric Orthopaedic Society of North America | EPOS European Paediatric Orthopaedic Society | IPOS International Pediatric Orthopaedic Symposium | SLAOTI Sociedad Latinoamericana de Ortopedia y Traumatología Infantil

2026 // Investor Presentation

OrthoPediatrics 20

Catalysts & Pipeline

T&D

- Expanding intramedullary nailing portfolio
- Expanding of external fixation portfolio
- Expanding specialty bracing portfolio
- Solutions for rare bone disease

Scoliosis

- Advancing non-fusion treatment
- Early-onset scoliosis innovations
- Innovation in highly-complex fusion
  - Manual growing, rib based, etc.
- Custom Scoliosis Bracing

Enabling Technologies

- Orthex surgical software
- Firefly patient-specific planning/guides
- 7D spinal interoperative navigation
- PediPortal app
- Medtech Concepts – Acquired May 1, 2023



2026 // Investor Presentation

OrthoPediatrics® 21

222 0 2 6 / / New Growth from Current Gaps in Product Offering 3P | Hip 3P | Mini 2.0 / 2.4 / 2.7 / 3.5 Screw System 3P | Tibia 3P | Femur

232 0 2 6 / / eLLi Verteglide • Launched in January 2024 • Focus on chest wall expansion to improve breathing capacity • Sets the stage for future growth-friendly implants • Launched in August 2025 • Guided Growth • Allows for screws to “glide” along smooth rods • Harnessing the child’s growth to gradually correct the spine • Minimizes wear debris concerns • FDA submission expected by early 2026 • Electromechanical Lengthening Implant • External control module “talks” to implant • Delivers precise commands for power and distance • Addresses concerns of previous growing rods VerteGlideTM eLLiTM Rib & Pelvic System Building an EOS Platform

242 0 2 6 / / OPSB Key Growth-Strategic Objectives Aggressive market-based clinic expansion strategy Accelerate R&D with increasing number of YoY launches Scale OPSB selling channel and sales force – grow with current portfolio of products Launch 4 products in 2024 and 5 in 2025 18 new markets by 2027 (27 total) Doubling size of the sales channel

252 0 2 6 / / OPSB Market Expansion Pace of Market Expansion +4 markets in 2025 +6 markets in 2026 +8 markets in 2027 OPSB clinics expected to be in 27 territories in 2027 out of 80 target territories

262 0 2 6 / / OPSB ROI and Timing for Clinic Expansion 1-4 Clinics per market expected Greenfield Acqui-Hire Initial Investment $200k-$500k $500K-$1M EBITDA Goal Positive EBITDA by end of first full year Positive EBITDA by end of first full year FCF Goal After first full year Within first year ROI Goal Break even ROI by Year 3 Break even ROI by Year 5 Time to Ramp 6 months for licensure, insurance, lease, clinicians, training, etc. Immediate licensure, insurance, location, clinicians, training etc. IRR 40% 25% 5

272 0 2 6 / / Trauma & Deformity +19% CAGR 14 68 2016 2025 $26.8 $166.3 2016 2025 Pediatric Systems Revenue +22% CAGR Scoliosis >4X Growth 3 17 2016 2025 $9.3 $66.0 2016 2025 Pediatric Systems Revenue >6X Growth 2025 Revenue by Product Family Trauma & Deformity Scoliosis Sports Medicine70% of Revenue 28% of Revenue >85 Differentiated Pediatric Systems Driving Growth

282 0 2 6 / / $0.6 $3.0 $7.1 $10.2 $16.1 $19.6 $23.7 $31.0 $37.3 $45.6 $57.6 $72.6 $71.1 $98.0 $122.3 $148.7 $204.7 $236.3 $265.0 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Strong History of Y/Y Growth ($M) 400% 137% 44% 58% 22% 21% 31% 20% 22% 26% 26% -2% 38% U.S. International 1 25% 1 Impacted by COVID 22% 38% 2 Represents the midpoint of the Company’s 2026 revenue guidance range of $263.0 to $267.0 million 15% 2 12%

292 0 2 6 / / $19.3 $22.5 $26.8 $32.8 $39.7 $49.4 $47.7 $65.8 $85.1 $106.8 $145.1 $166.3 $3.6 $7.4 $9.4 $11.6 $16.7 $21.5 $20.7 $28.0 $33.4 $37.9 $55.2 $66.0 $0.8 $1.1 $1.1 $1.2 $1.2 $1.7 $2.7 $4.2 $3.8 $4.0 $4.4 $4.0 $0 $50 $100 $150 $200 $250 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Re ve nu e ($ in M ill io ns ) Trauma & Deformity Scoliosis Sports Medicine/Other $43.0 $15.4 $0.9 1Q26 Category Revenue Summary 1 1 Impacted by COVID

302 0 2 6 / / Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 22% 27% 26% 25% 19% 27% 29% 25% 21% 27% 27% 25% 22% 26% 27% 26% 22% 26% 26% 26% 22% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q Re ve nu e as % o f T ot al Y ea r 2021 2022 2023 Revenue Seasonality 2024 2025 2026

312 0 2 6 / / FY2023 FY2024 FY2025 Revenue $148.7 $204.7 $236.3 Growth % 22% 38% 15% Gross profit $111.3 $148.6 $172.7 Margin % 75% 73% 73% Operating expenses $138.0 $183.6 $211.9 Operating loss ($26.8) ($35.0) ($39.2) Net (loss) income ($21.0) ($37.8) ($39.6) EPS diluted ($0.92) ($1.64) ($1.69) Income Statement Summary ($ in Millions) 1Q 2025 1Q 2026 $52.4 $59.4 17% 13% $38.3 $43.4 73% 73% $49.2 $51.7 ($11.0) ($8.3) ($10.7) ($10.7) ($0.46) ($0.45)

322 0 2 6 / / Revenue By Geography and Product Category Three Months Ended March 31, Product Sales by geography 2025 2026 U.S. $40.9 $45.3 International 11.5 14.1 Total Revenue $52.4 $59.4 Three Months Ended March 31, Product Sales by category 2025 2026 Trauma and deformity $37.9 $43.0 Scoliosis 13.6 15.4 Sports medicine/other 0.9 0.9 Total Revenue $52.4 $59.4 ($ in Millions)

332 0 2 6 / / Adjusted EBITDA Reconciliation Three Months Ended March 31, 2025 2026 Net loss ($10.7) ($10.7) Interest expense, net 1.1 2.1 Other expense (income), net (1.6) 0.4 Income tax benefit 0.2 (0.2) Depreciation and amortization 5.1 5.8 Stock-based compensation 3.9 4.0 Restructuring charges 0.0 - Tariffs - 0.2 European Union Medical Device Regulation fees 0.1 - Acquisition related costs 1.1 0.6 Minimum purchase commitment cost 0.4 - Adjusted EBITDA ($0.4) $2.2 ($ in Millions)

342 0 2 6 / / Adjusted EPS Reconciliation Three Months Ended March 31, 2025 2026 Loss per share, diluted (GAAP) ($0.46) ($0.45) Tariffs - 0.01 Acquisition related costs 0.05 0.02 Minimum purchase commitment cost 0.02 - Adjusted loss per share, diluted (non-GAAP) ($0.39) ($0.42)

352 0 2 6 / / Free Cash Flow ($M) $9 $15 $(21) $(17) $(30) $(13) ($50) ($40) ($30) ($20) ($10) $0 $10 $20 2024 2025 Adj. EBITDA Sets Deployed Cash Used For Working Capital ($42) ($15) $(0) $2 $(4) $(2) $(4) $(5) ($10) ($8) ($6) ($4) ($2) $0 $2 $4 1Q25 1Q26 Adj. EBITDA Sets Deployed Cash Used For Working Capital ($8.4) ($5.0) Total Year Quarterly

362 0 2 6 / / Balance Sheet Assets Cash, cash equivalents & short-term investments $50.9 Account receivable 54.4 Inventory (net) 134.0 Other current assets 6.6 Total Current Assets 245.9 PP&E (net) 48.5 Intangibles and goodwill 207.8 Total Assets $502.2 Liabilities Accounts payable $19.7 Debt 100.6 Accrued comp. & other liab. 37.5 Acquisition pay. & cont. consideration 5.7 Paid-in capital 626.0 Accumulated deficit (net) (285.9) Accumulated other comprehensive loss (1.4) Total Liabilities / Equity $502.2 ($ in Millions) As of March 31, 2026

372 0 2 6 / / 2026 Guidance FY2026 Revenue $263.0 to $267.0 Adjusted EBITDA ~$25.0 Free Cash Flow Breakeven FY2026 2026 Total Revenue Growth % 11% to 13% Set Deployment ~$10.0 Assumptions Full Year 2026 Guidance ($ in Millions)

382 0 2 6 / / Investment Summary Only diversified company focused exclusively on pediatric orthopedics Large, underpenetrated market opportunity in pediatrics Highly concentrated customer base with targeted commercial strategy Broad product portfolio with innovative solutions Only provider committed to pediatric clinical education Dynamic, award-winning corporate culture Proven commercial execution and attractive financial profile 01 04 02 05 03 06 07

2850 Frontier Drive  Warsaw, IN 465852 ph: 574.268.6379 or 877.268.6339 fax: 574.268.6302 www.OrthoPediatrics.com2 0 2 6 / /